UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):
March 6, 2003

ABATIX CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10194
(Commission File Number)

75-1908110
(I.R.S Employer Identification No.)

8201 Eastpoint Drive, Suite 500 Dallas, Texas 75227
(Address of principle executive offices)

(214) 381-1146
(Registrant's telephone number)

ITEM 9. REGULATION FD DISCLOSURE.

The Registrant hereby furnishes the information set forth in its News Release, dated March 6, 2003, announcing results for 2002, a copy of which is included as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABATIX CORP.

By: /s/ Frank J. Cinatl
____________________________________
Name: Frank J. Cinatl, IV
Title: Vice President and Chief Financial Officer
(Principal Accounting Officer)

Date: March 6, 2003

INDEX TO EXHIBITS

Exhibit No.

99 - Abatix Corp. News Release, dated March 6, 2003, announcing 2002 results.